UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 14, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2006, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-3H)

             Structured Asset Securities Corporation, Series 2006-3H
             -------------------------------------------------------
                                (Issuing Entity)

                     Structured Asset Securities Corporation
              -----------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                          Lehman Brothers Holdings Inc.
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      333-127589               74-2440850
          --------                      ----------               ----------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)
745 Seventh Avenue, 7th Floor
        New York, NY                                               10019
                                                                 ----------
                                                                 (Zip Code)
         (Address of
     Principal Executive
           Offices)

       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

      The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $170,483,910 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class A-IO, Class PO, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-3H on March 31, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated March 30, 2006 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Citibank, NA, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class A-IO, Class PO, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools: one pool of conventional, first lien, fixed rate, fully amortizing residential mortgage loans and one pool of conventional, first lien, adjustable rate, fully amortizing residential mortgage loans (collectively, the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $172,207,707 as of March 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            1.1 Terms Agreement, dated March 29, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and Citibank, N.A., as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

            99.2 Servicing Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Servicer and as Master Servicer.

            99.3 Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

            99.4 Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and Wells Fargo Bank, N.A.

            99.5 Master Mortgage Loans Sale and Servicing Agreement, dated as of June 1, 2005, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

            99.6 Seller's Warranties and Servicing Agreement, dated as of January 1, 2006 (WFHM Mortgage Loan Series 2006-W03), by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRUCTURED ASSET SECURITIES
                                             CORPORATION

                                             By:    /s/_______________________
                                             Name:  Joseph J. Kelly
                                             Title: Senior Vice President

Date: April 14, 2006

                                  EXHIBIT INDEX

   Exhibit No.                          Description
   -----------                          -----------

      1.1 Terms Agreement, dated March 29, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

      4.1 Trust Agreement, dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and Citibank, N.A., as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

      99.2 Servicing Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Servicer and as Master Servicer.

      99.3 Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

      99.4 Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. and Wells Fargo Bank, N.A.

      99.5 Master Mortgage Loans Sale and Servicing Agreements, dated as of June 1, 2005, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

      99.6 Seller's Warranties and Servicing Agreement, dated as of January 1, 2006 (WFHM Mortgage Loan Series 2006-W03), by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association.